Segall Bryant & Hamill Emerging Markets Fund
(Class A: SBHEX)
(Class I: SBEMX)

A series of Investment Managers Series Trust

Supplement dated June 16, 2017, to the
Summary Prospectus dated March 1, 2017.

Effective immediately, the bar chart on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the bar chart below.

Calendar-Year Total Return (Before Taxes) for Class I Shares (i.e. Predecessor Fund’s Class IV Shares)
For each calendar year at NAV

In addition, effective immediately, the table on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the table below.

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	3 Years	5 Years	Since Inception	Inception Date
Class I Shares - Return Before Taxes	14.11%	(3.07)%	2.01%	(2.34)%	6/30/11
Class I Shares - Return After Taxes on Distributions*	13.63%	(3.90)%	1.22%	(3.05)%	6/30/11
Class I Shares- Return After Taxes on Distributions and Sale of Fund Shares*	8.52%	(2.29)%	1.69%	(1.64)%	6/30/11
Class A Shares - Return Before Taxes	7.28%	(5.08)%	0.64%	(3.56)%	6/30/14**
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	11.19%	(2.55)%	1.28%	(2.67)%	6/30/11

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

**
Class I started on June 30, 2011. Class A started on June 30, 2014. The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A, adjusted for the difference in Class A and Class I expenses. Class A imposes higher expenses than Class I.

Please file this Supplement with your records.